UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              CINDISUE MINING CORP.
             (Exact name of registrant as specified in its charter)

      Delaware                                                   27-1662466
(State of incorporation                                       (I.R.S. Employer
   or organization)                                          Identification No.)

11255 Tierrasanta Blvd., Unit 78, San Diego, CA                    92124
   (Address of principal executive offices)                      (Zip Code)

       Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to                            Name of each exchange on which
  be so registered:                               each class is to be registered
  -----------------                               ------------------------------
   Not Applicable                                         Not Applicable

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [X]

Securities  Act  registration  statement file number to which this form relates:
(if applicable) 333-165302

       Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, par value $0.0001 per share

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the Registrant's securities contained under "Description of Securities" in the Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission under File No. 333-165302 on May 25, 2010, is incorporated by reference into this registration statement.

ITEM 2. EXHIBITS.

The following Exhibits are filed with this registration statement:

3.1      Certificate of Incorporation*

3.2      Bylaws*

----------
* Filed as exhibits to our Registration Statement on Form S-1 originally filed with the Securities and Exchange Commission on March 8, 2010 and incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

CINDISUE MINING CORP.


By: /s/ Donovan L. Cooper
    ----------------------------------
    Donovan L. Cooper, President,
    Secretary, Treasurer, Chief
    Executive Officer, Chief Financial
    Officer and Principal Accounting
    Officer and Sole Director

Date: May 3, 2011

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